INCOME TAX (Details) - CAD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Tax
Net loss	$ (24,442)	$ (31,542,000)
Total income tax (recovery) expense	107,000	0
Loss excluding income tax	24,335,000	31,542,000
Income tax recovery using the Company's domestic tax rate	(6,570,000)	(8,516,000)
Non-deductible expenses and other	631,000	764,000
Change in tax rates	0	0
Deferred income tax assets not recognized	5,832,000	7,752,000
Deferred income tax (recovery) expense	$ (107,000)	$ 0